United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 28, 2012

UNIVEST CORPORATION OF PENNSYLVANIA

(Exact name of registrant as specified in its charter)

Pennsylvania	0-7617	23-1886144
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14 North Main Street, Souderton, Pennsylvania 18964

(Address of principal executive office)(Zip Code)

Registrant’s telephone number, including area code (215) 721-2400

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 28, 2012, Univest Corporation of Pennsylvania (the “Corporation”) appointed Tom Scannapieco to serve as an alternate director of the Corporation. Mr. Scannapieco is the President and CEO of Scannapieco Development Corporation. He has served as a member and a past chairman of the New Hope Borough Planning Commission, and founding board member of New Hope Arts. He currently serves on the board of the Michener Art Museum, National Liberty Museum, and the Advisory Committee of the Philadelphia Cultural Arts. Mr. Scannapieco’s term will expire at the 2013 annual shareholders meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Univest Corporation of Pennsylvania

By:	/s/ Jeffrey M. Schweitzer
Name:	Jeffrey M. Schweitzer
Title:	Senior Executive Vice President, Chief Operating Officer, and Chief Financial Officer (Principal Operating, Financial, & Accounting Officer)

November 29, 2012